UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 23, 2020

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas		76210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (940) 898-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Sally Beauty Holdings, Inc. (the “Company”) has access to a $500 million secured asset-based revolving line of credit (the “ABL Facility”), which expires in July of 2022. Out of an abundance of caution, the Company has drawn $395 million on the ABL Facility as of March 23, 2020.

The ABL Facility is described in Note 11 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2019, which description is incorporated by reference herein. That description is also qualified by reference to the full text of the ABL Facility, which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on September 11, 2019.

Item 7.01.        Regulation FD Disclosure.

On March 24, 2020, the Company issued a press release providing a COVID-19 related update.  Among other things, the press release announced the temporary closure to the public of customer-facing store operations at all stores in the U.S. and Canada due to COVID-19. Where permitted by regulation or local order, stores will transition to a curbside pick-up service.

In addition, the Company announced that it is withdrawing its prior full-year fiscal year 2020 financial guidance.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which, in its entirety, is incorporated herein by reference.

The information contained in Item 7.01 and the Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statement and Exhibits

(d)Exhibits.

Exhibit 99.1Press release dated March 24, 2020

Exhibit 104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

March 24, 2020	By:	/s/ Christian A. Brickman
Christian A. Brickman
Director, President and Chief Executive Officer